Exhibit 99.1

Transforming Technology Services for Growth and Differentiation Martin Jetter Senior Vice President, Global Technology Services

IBM's Platforms and Capabilities: Global Technology Services IBM 2 Global Technology Services $31B 2016 Revenue Revenue and Backlog* #1 Market share . . . . . . Industry and Domain Specialization Integrated Solutions Healthcare Financial Services IoT Analytics Security Customer Engagement Global Ecosystem Enterprise Software and Systems Services Data (Public, Private, Partner) *at constant currency

GTS is well positioned for continued growth by providing leading Managed Hybrid Cloud and Multi-Vendor Services over the long term

Market opportunity

Hybrid Cloud (2019)

~$120B
+34% CAGR[1]

Multi-Vendor Services (MVS)

At least **6** vendors
Providing technology support in the data center of most companies[2]

Industry presence

GTS runs and maintains IT infrastructure that handles:

86% of worldwide bank card transactions

5 of the top 10 airlines[3]; **~840B** revenue passenger miles

Strategy

Continued market share leadership and industry penetration as a **Services Integrator**:

1. **New markets**
2. **Augmented intelligence**

[1]IBM market assessment
[2]IBM Center for Applied Insights, "Leading the way in Technology Support," Nov 2016
[3]Ranked by revenue passenger mile

3 IBM

As-a-Service portfolio New markets Hybrid Cloud service provider for IT service providers Multi-Vendor support services across industries 1. GTS’ services integration approach extends our reach by addressing new markets through differentiated offerings IBM 4 Cloud Resiliency Networking Systems Security Mobility Multi-Vendor services IBM product maintenance

2. GTS differentiates through an industry-leading services delivery platform that incorporates augmented intelligence IBM 5 ~500 Clients with Cognitive Insights Dashboards 650+ Clients with advanced automation 99.7% of ~30,000 Service Level Agreements met or exceeded Cognitive Technology Services Platform IBM’s Data Lake Client-Centric Outcomes Data to Insight Insight to Execution Quality Productivity Visibility Automation Engine

Our continued transformation to a services integrator enables us to improve our operational performance

Mixing to higher value

Scaling Hybrid Cloud
~50% Cloud segment growth in 2016

Operating leverage in Multi-Vendor Services
~$1.5B core MVS at double-digit growth in 2016

End-to-end services for large clients
37 transactions >$100M in 2016

~30 bps per year
PTI margin improvement
Technology Services & Cloud Platforms

Driving productivity

Application of augmented intelligence
37% reduction in problem determination time

Agile and DevOps in our delivery model
>50% reduction in delivery project cycle times

System recovery time improvement via automation
90% less practitioner time required

~20 bps per year
PTI margin improvement
Technology Services & Cloud Platforms

Delivers revenue growth, cost productivity and sustained profitability over the long term

6 IBM

Summary IBM 7 New markets Growing through new markets, leveraging a portfolio of as-a-Service offerings Services Integration Transforming to a services integrator to capture Hybrid Cloud and Multi-Vendor Services opportunity Augmented intelligence Infusing augmented intelligence and executing via a cognitive technology services platform for improved productivity

[LOGO]

The Journey of Enterprise Software to Hybrid Cloud Arvind Krishna Senior Vice President, Hybrid Cloud and Director, Research

IBM's Platforms and Capabilities: Software



Industry and Domain Specialization
Integrated Solutions
Healthcare
Financial Services
IoT
...
Analytics
Security
Customer Engagement
...
Global Ecosystem
Watson on IBM Cloud
Services
Data (Public, Private, Partner)
Hybrid Software and Systems

IBM Software

$24.5B
2016
Revenue

Integration Software
WebSphere, MQ, API Connect ...

Analytics Platform
DB2, SPSS, InfoServer ...

Transaction Processing Software
TPF, CICS, IMS ...

2 IBM

Matching the right cloud to the right workload

Public Cloud
25%*

DevOps
ERP
Big data & analytics
Backup & archive
Front office/desktop

Private Cloud
31%*

Mature workloads
Workloads needing low latency to back ends
Existing database workloads
Risk & compliance services
Web applications/ e-commerce
Disaster recovery
Digital experience solutions
Applications with sensitive data
Customer service
Enterprise social solutions

Maintain & Evolve
44%*

Applications with complex processes and transactions
Regulation-intensive applications
Third-party applications
Mobile applications
Highly customized applications
Information-intensive applications
Isolated compute workloads
Development and test workloads
Not yet virtualized appllications
Batch processing
Non-core business processes

Enterprise transformations required for cloud adoption:

Governance
Integration
Security
Architecture
Culture

* IBM Institute for Business Value study, "Tailoring Hybrid Cloud" August 2016

3 IBM

Our software is the foundation of hybrid cloud IBM 4 transactions per day handled on IBM environments top banks in the world rely on IBM DB2 active instances of IBM WebSphere of the Fortune Global 500 companies use IBM MQ 241M 22 of 25 100B 70%+

New capabilities are redefining enterprise software IBM 5 Unlock more value from your critical data Leader in next-gen data science tools (Gartner) Market leader in high-speed data file transfer (IDC) Integrate cognitive insights into your business processes Market-leading business process management solution (Gartner) New process intelligence with data science & machine learning Unleash your existing assets through APIs Market leader in full life cycle API create and management solution (Gartner, Forrester) API Discovery allows enterprises to connect on-premise apps to the cloud Introduce Watson to your enterprise data First machine learning platform for the mainframe Only hybrid data management platform in the industry

Hybrid transformation at Bendigo and Adelaide Bank IBM 6 “IBM Cloud gives us the agility and security needed to better deliver innovative customer solutions across multiple platforms. It means we can operate with a startup mindset ” Stella Thredgold, Business Enablement Executive, Bendigo and Adelaide Results Business Drivers Speed New hybrid apps delivered in weeks vs months Agility App development and delivery 10x faster Scalability Hundreds of apps and APIs burst on-demand Quality Reduced incidents and support costs Enhance Customer Experience High-value Services (e.g., Cognitive) Deployment Flexibility Hybrid Cloud Management Global Reach Orchestration and Brokerage Operational Excellence Security and Management

Summary IBM’s hybrid strategy uniquely drives additional value for enterprise clients IBM 7 Leverages IBM’s history solving critical enterprise data and transactional challenges Redefines hybrid software by leveraging next-generation machine learning and cloud technology Builds on a footprint of millions of software installs over decades

[LOGO]

Hybrid Systems Tom Rosamilia Senior Vice President, IBM Systems

Global Ecosystem . . . Analytics Customer Engagement Security Healthcare Financial Services IoT . . . Data (Public, Private, Partner) Industry and Domain Specialization Integrated Solutions IBM's Platforms and Capabilities: Systems IBM Systems are designed for cognitive workloads and cloud scale— for every industry IBM 2 Systems $8B 2016 Revenue z Systems and LinuxONE Flash and Software Defined Storage Power Systems and OpenPOWER Services Hybrid Software and Systems Data (Public, Private, Partner)

IBM Systems IBM 3 Re-positioning for Growth Traditional IT segments are projected to grow at 4%. We are positioned for new growth opportunities: New Architectural Battles Building new industry transaction platforms for business model innovation – with z Systems and LinuxONE Optimizing data for cost, performance and compliance in a cloud – with Flash and Software Defined Storage Remixing to cognitive systems, analytics and acceleration technologies for targeted workloads – with Power Systems 25% 13% 38% 58% 9% 13% Hybrid cloud1 Flash2 Software Defined Storage3 Cognitive Hardware4 Hyperscale Data Center5 Linux Server $6K+6 $10B $19.5B $5.3B $7.7B $1.6B $4.2B $1.7B $6.8B $12.1B $15.5B $11.6B $17B High-Growth Areas 2017 2020 Opportunity 2017-2020 CAGR

Bring analytics and machine learning to the data Analyze transactions in 2 milliseconds or less7 z Systems and LinuxONE – Building new industry transaction platforms Blockchain and Instant Payments 50 IBM blockchain high security business network projects Unlock value in existing apps Manage up to 30B RESTful web interactions per day8 IBM 4 IBM Machine Learning IBM API Connect

Reclaim share with new flash products >20x faster response times9 Flash and Software Defined Storage – Optimizing data for cost, performance and compliance in the cloud Transparent cloud tiering with Cloud Object Storage >25% lower cost over a leading vendor10 Hybrid scalability with IBM Software Defined Storage 150+ cloud service providers IBM 5 IBM Spectrum Storage Suite

Hybrid and private cloud Up to 4x more cache, memory bandwidth, multithreading vs. x8613 Acceleration for AI and machine learning workloads >2.5x performance for analytics-intensive workloads over x8611 Power Systems – Remixing portfolio for cognitive and cloud opportunities Advanced analytics and open source databases 2x price-performance guarantee offer over x86 with MongoDB on POWER812 IBM 6 IBM BigInsights TM TM

Google collaborates with OpenCAPI and Rackspace on Zaius server running POWER9 Advanced, accelerated computing platform Open platform, open interfaces, open compute Up to 10x faster server performance14 “We look forward to a future of heterogeneous architectures within our cloud. And, as we continue our commitment to open innovation, we’ll continue to collaborate with the industry to improve these designs and the product offerings available to our users.”* ~John Zipfel, Technical Program Manager, Google ~Rob Lippert, Technical Lead, Zaius Program, Google Deep ecosystem partnerships based on open innovation are fundamental to capturing hyperscale data center growth 7 http://opencapi.org/2016/10/introducing-zaius-google-and-rackspaces-open-server-running-ibm-power9/ IBM

Beyond silicon Industry transformation Cognitive computing Next- generation cloud infrastructure zNext POWER9 All-flash Object storage Open ecosystems LinuxONE Blockchain With IBM Research, we have the strongest pipeline of technology in a decade IBM 8 Trillions of operations technology Quantum

Summary Why IBM Systems for the cognitive era IBM 9 Winning architectural battles in AI, hybrid cloud and new industry platforms Capturing new growth opportunities Introducing new innovations

Sources

1. **IBM Market Estimates**
2. **Worldwide External Enterprise Storage Systems Forecast, 2016: AFA Market Still Continues to Significantly Outpace Overall Enterprise Storage Growth. Jul 2016. Doc # US41581116**
3. **IDC Storage Forecast for Controller SW that aligns with Spectrum portfolio; 2017-2020**
4. **IDC – Worldwide Semiannual Cognitive Systems Spending Guide 2H15, Publication Date September 2016.**
5. **IDC, Worldwide Hyperscale Server Forecast, 2016–2020, doc #US41075416, March 2016**
6. **IDC Worldwide Quarterly Server Tracker, Q32016**
7. **Analyze transactions in 2 milliseconds or less [on z13s]**. Real-time scoring can be integrated with existing transactions, enabling advanced analytics while maintaining Service Level Agreements (SLAs). This claim is based on results from internal lab measurements. The above performance numbers were measured using a scoring model IBM considers to be of medium complexity. The cost of "real-time" scoring will vary based upon the workload and other factors including the type and complexity of the model and the number of inputs.
8. **Manage up to 30B RESTful web interactions per day**. Based on IBM tests that showed LinuxONE can perform 30 billion RESTful web interactions/day with Dockerized Node.js and MongoDB, driving over 470K database read and writes per second. https://www-03.ibm.com/press/us/en/pressrelease/47474.wss
9. **20x faster response times**. Based on the minimum read latency of FlashSystem 900 at 155 microseconds divided into the average latency of an enterprise grade hard disk drive at 4 milliseconds to achieve a maximum multiple of 25. http://www-03.ibm.com/systems/storage/flash/900/specifications.html, http://www.seagate.com/www-content/datasheets/pdfs/ent-cap-3-5-hdd-data-sheetDS1882-3-1610US-en_US.pdf.
10. **>25% lower cost over a leading vendor**. Based on internal IBM testing comparing IBM Cloud Object Storage Vault Cross-Region Services to a leading vendor in head-to-head Cross Region service managing ½ petabyte (PB) of data, the IBM solution was close to 24% less expensive for the location and workload compared, and at 5PB the service was more than 25% less expensive. https://www-03.ibm.com/press/us/en/pressrelease/50778.wss
11. **>2.5x performance for analytics-intensive workloads over x86**. Based on running Kinetica "Filter by geographic area" queries on data set of 280 million simulated Tweets with 1 up to 80 simultaneous query streams each with 0 think time. Power System S822LC for HPC; 20 cores (2x10c chips) / 160 threads, POWER8 with NVLink; 2.86 GHz, 1024 GB memory, 2x 6Gb SSDs, 2-port 10 GbEth, 4x Tesla P100 GPU; Ubuntu 16.04. Competitive stack: 2x Xeon E5-2640 v4; 20 cores (2 x 10c chips) / 40 threads; Intel Xeon E5-2640 v4; 2.4 GHz; 512GB memory 2x 6Gb SSDs, 2-port 10 GbEth, 4xTesla P100 GPU, Ubuntu 16.04.
12. **2x price-performance guarantee offer over x86 with MongoDB on POWER8**. http://www-03.ibm.com/systems/power/solutions/opensource/mongodb.html
13. **Up to 4x per core more processor/system cache, memory bandwidth, multithreading vs. x86**. Based on a comparison of POWER8 (see Specifications at https://www-01.ibm.com/common/ssi/cgi-bin/ssialias?htmlfid=POB03046USEN) versus x86 represented by Intel Xeon Processor E7 8890 (see Specifications at https://ark.intel.com/products/93790/Intel-Xeon-Processor-E7-8890-v4-60M-Cache-2_20-GHz).
    - Per Core Cache POWER8: (L1+L2+L3+L4) = 96K + 512K + 8MB + 10.7MB (L4 = 128/12) = 19.26MB
    - Per Core Cache representative x86: (L1+L2+L3+L4) = 64K + 256K + 2.5MB = 2.81MB
    - POWER8 has 6.85X more Cache per core.
    - Per Core Memory Bandwidth: POWER8 = 230GB/sec / 12cores = 19.1GB/sec; representative x86 80GB/sec / 22cores = 3.6GB/sec; POWER8 has 5.2X more Memory Bandwidth per core.
    - Per Core Number of Threads: POWER8 = 8; representative x86 = 2; POWER8 has 4X more Threads per core.
14. **Up to 10x faster server performance.** Represents theoretical maximum bandwidth of PCI Express 3.0 on x86 of approximately .985GB/sec per lane with a maximum of 16 lanes (see https://pcisig.com/faq?field_category_value%5B%5D=pci_express_3.0&keys=) versus theoretical maximum bandwidth of OpenCAPI and NVLink on POWER9 of approximately 3.125GB/sec per lane with a maximum of 48 lanes (see http://www.hotchips.org/wp-content/uploads/hc_archives/hc28/HC28.23-Tuesday-Epub/HC28.23.90-High-Perform-Epub/HC28.23.921-.POWER9-Thompto-IBM-final.pdf), which yields 150GB/sec on POWER9 versus 15.76 on x86 or 9.5x faster server performance.

10 IBM

[LOGO]

The Cognitive Developer Empowering a New Era of Computing Bob Lord Chief Digital Officer

In 1995, IBM became a key contributor to Java, helping to evolve Java to unleash its potential and offer a more dynamic browsing experience in the Internet era. Furthering commitment to Open Source. Putting 3,500+ IBM researchers and developers to work on Spark-related projects and educating 1 million data scientists. Top contributor to Linux and Open Source. $1B investment in Linux, ongoing contributions to Open Source and Hyperledger, including 44K+ lines of code. IBM’s History with Developers IBM 2

Cognitive computing is the system of the future. Developers will code what needs to be learned. The machine will learn what needs to be coded. of developers worldwide made purchasing decisions in 2016.1 A New Era of Computing consumer devices with embedded intelligent assistants will be installed in U.S. households by 2019.3 of developer teams will include cognitive/AI functionality in one or more applications/services by 2018.2 IBM 3 75% 110M 42%

IBM 4 Solving the next generation of problems requires a new set of skills

A Conversation IBM 5 Joshua Browder Academic Developer DoNotPay.co.uk Brandan Wright Vice President Topcoder

IBM is building the skills of the future. Through learning opportunities, new certifications and community building – we are defining what it means to be a “Cognitive Developer.” tutorials, training and online resources through IBM Watson Academy, DeveloperWorks and the Learning Lab Fostering a New Type of Developer schools engaged in the Watson University Program applicants to Watson + Udacity AI Nanodegree Program developers will have access to Watson through partnership with Topcoder and others IBM 6 1.9K 250 40K 1M

Evans Data, “Global Development Survey: Regional Breakouts 2016, Vol 1 June 2016: Evans Data, Developer Marketing 2014; Evans Data, “Developer Marketing 2015,” Mar 2015 IDC FutureScape: Worldwide IT Industry 2017 Predictions IDC FutureScape: Worldwide Analytics, Cognitive/AI and Big Data 2017 Predictions Sources IBM 7

[LOGO]

Research and Future Trends Arvind Krishna Senior Vice President, Hybrid Cloud and Director, Research

IBM Research strategic imperatives IBM 2 Defining and optimizing blockchain Transforming industries through science and AI Developing core AI Reimagining computing

Recent highlights IBM 3 14nm commercialization DOE supercomputing IBM containers on Bluemix Skin cancer image analysis IBM blockchain Augmenting creativity The IBM Quantum Experience Stochastic phase-change neurons Cognitive in-car companion TJ Bot Watson Beat Partnership on AI Olli Fighting Zika BlueWater Food safety LLNL collaboration Pfizer partnership on Parkinson’s Cognitive customer care Biodegradable plastics South Africa Lab launch

Widen IBM’s leadership in core AI IBM 4 Capable of ingesting 45 million articles to learn essential vocabulary of over 100,000 topics Created world’s first cognitive movie trailer using audio-visual emotional analysis Watson for Genomics absorbs 10,000 new medical articles and details from 100 clinical trials every month Achieved new milestone in speech recognition with 5.5% word error rate (a 20% improvement in 6 months) IBM uses AI to train AI, finding the best of hundreds of machine learning models for a dataset, then automatically training the model Enable multi-step reasoning capabilities Capable of persuasion, not just answers Now Soon Train in a new domain in minutes

IBM systems leadership is unmatched

Now

- World's fastest commercial processor capable of handling **2.5 billion transactions/day**
- POWER8 has **4x more cache, memory bandwidth and threads per core** than competition
- 14nm IBM processor chips contain **~8 billion transistors** operating at industry-leading **5.3 GHz**
- Industry-leading Extreme Ultraviolet Lithography enables **3x reduction in complexity** and extends chip scaling
- IBM-led alliance introduced **industry's first functional 7nm node** test chips

Soon

Deliver **100x** AI workload performance	IBM storage enables **fastest cognitive data** ingestion	Open interfaces **revolutionize cost-performance** gains

5 IBM

IBM Quantum Experience IBM 6 In May 2016, IBM made a quantum computing platform available via the IBM Cloud, giving students, scientists and enthusiasts hands-on access to run algorithms and experiments Quantum computer at IBM Research IBM quantum bit device IBM Quantum Experience

Why quantum computing matters Medicine & Materials Machine Learning Searching Big Data Easy Problems Hard Problems for Classical Computing Quantum Possible Quantum computing will enable us to perform some computations that would take more than the age of the universe to do on a classical computer IBM 7

Classical systems cannot accurately solve certain categories of problems IBM 8 A laptop can simulate a molecule with 25 electrons, but to simulate one with 43 electrons, we’d need to use the most powerful supercomputer in the world No classical computer we could ever build could simulate a 50-electron system exactly we need a quantum computer Today’s classical systems can only do approximate calculations of how molecules behave, and sometimes those calculations are inaccurate, as the table shows

On March 6, 2017, IBM announced industry-first initiative to build commercially available universal quantum computing systems Leveraging IBM’s quantum research breakthroughs, IBM plans to deliver “IBM Q” quantum systems and services via the IBM Cloud platform Also releasing a new application program interface for the IBM Quantum Experience for developers and programmers IBM building first universal quantum computers for business and science IBM 9

[LOGO]

Financial Discussion Martin Schroeter Senior Vice President and Chief Financial Officer

IBM’s Platforms IBM 2 Global Ecosystem . . . Analytics Customer Engagement Security Healthcare Financial Services IoT Services Hybrid Software and Systems . . . Data (Public, Private, Partner) Industry and Domain Specialization Integrated Solutions

Note 1 The technology industry and IBM’s platforms IBM 3 Industry Trends: The World’s Data: Evolution of IBM Platforms: 1960-1990: The Programmable Era Rise of the computer industry Increase in banking and transactions Primitive and structured data For example: U.S. Commercial Bank Assets ~$250B ~$3T 1960 1990 Megabytes Terabytes 1960 1990 Mainframe

Note 2 The technology industry and IBM’s platforms IBM 4 Megabytes Terabytes 1990-2010: The Digital Era The Internet and World Wide Web Beginning of e-commerce and mobile Clients need help managing their I/T 1 Terabyte/ month 1990 Exabytes Industry Trends: The World’s Data: Evolution of IBM Platforms: 14 Exabytes/ Month 2010 For example: Internet Traffic 2010 1960 1990 Outsourcing and Middleware Mainframe

Note 3 The technology industry and IBM’s platforms IBM 5 Industry Trends: The World’s Data: Evolution of IBM Platforms: Going Forward: The Cognitive Era Cloud as the pervasive delivery platform Complex, unstructured data requires cognitive insights Solutions must be tailored to industries ~34B ~10B 2015 2020 For example: Connected Devices Terabytes 2010 Exabytes 2020+ Zettabytes Cognitive and Cloud Platform Outsourcing and Middleware Megabytes 1960 Mainframe 1990

Investments to build IBM’s platforms and create new opportunities IBM 6 Note 4 Foundation for cognitive platform Organic investment Jeopardy!: 2011 Watson Group: 2014 Watson Platform Recent Investment Examples: Market Opportunity (by 2020): Cognitive Decision Support >$500B Over 4,000 patents in AI and cognitive computing (last 5 years) Services Hybrid Software and Systems Data ( Public, Private, Partner )

Investments to build IBM’s platforms and create new opportunities IBM 7 Note 4 Transforming infrastructure with an enterprise-grade, secure cloud platform World-class Bluemix development environment, data services and cloud managed services Cognitive solutions delivered through the Cloud as-a-Service IBM Cloud Recent Investment Examples: Market Opportunity (by 2020): Cognitive Decision Support >$500B Enterprise IBM Cloud platform including: IaaS, PaaS, cloud video, object storage Over 4,000 patents in AI and cognitive computing (last 5 years) Enterprise Cloud >$800B Services Hybrid Software and Systems Data ( Public, Private, Partner )

Investments to build IBM’s platforms and create new opportunities IBM 8 Note 4 Broad dataset including health records, claims records, images, clinical data and payer data 7,000 Watson Health employees including doctors and health policy experts Secure and HIPAA-compliant Watson Health Cloud, built within a quality management system Watson Health Recent Investment Examples: Market Opportunity (by 2020): Healthcare Total Industry >$10T Addressable >$200B Cognitive Decision Support >$500B Enterprise IBM Cloud platform including: IaaS, PaaS, cloud video, object storage Over 4,000 patents in AI and cognitive computing (last 5 years) Enterprise Cloud >$800B Value-based care solutions, oncology, life sciences Healthcare Services Hybrid Software and Systems Data ( Public, Private, Partner )

Investments to build IBM’s platforms and create new opportunities IBM 9 Note 4 The Weather Company’s high-volume data platform serves as the foundation for Watson IoT Capitalizes on the growth of connected objects across all industries Built-in security and risk management Watson IoT Recent Investment Examples: Market Opportunity (by 2020): The Weather Company Internet of Things >$300B Healthcare Total Industry >$10T Addressable >$200B Cognitive Decision Support >$500B Enterprise IBM Cloud platform including: IaaS, PaaS, cloud video, object storage Over 4,000 patents in AI and cognitive computing (last 5 years) Enterprise Cloud >$800B Value-based care solutions, oncology, life sciences IoT Healthcare Services Hybrid Software and Systems Data ( Public, Private, Partner )

Investments to build IBM’s platforms and create new opportunities IBM 10 Note 4 Launched Watson Financial Services in 2016 Promontory acquisition brings expertise in regulatory compliance and risk management consulting to train Watson in financial services More than 5,000 GBS consultants with financial services expertise Watson Financial Services Recent Investment Examples: Market Opportunity (by 2020): Promontory Financial Services Total Industry >$10T Addressable ~$300B The Weather Company Internet of Things >$300B Healthcare Total Industry >$10T Addressable >$200B Cognitive Decision Support >$500B Enterprise IBM Cloud platform including: IaaS, PaaS, cloud video, object storage Over 4,000 patents in AI and cognitive computing (last 5 years) Enterprise Cloud >$800B Value-based care solutions, oncology, life sciences Financial Services IoT Healthcare Services Hybrid Software and Systems Data ( Public, Private, Partner )

Investments to build IBM’s platforms and create new opportunities IBM 11 Blockchain platform and ecosystem Securely transfer any asset across any business network Industry specific solutions z Systems infrastructure powers Blockchain, with unmatched scale and security Blockchain Recent Investment Examples: Market Opportunity (by 2020): Promontory Financial Services Total Industry >$10T Addressable ~$300B The Weather Company Internet of Things >$300B Healthcare Total Industry >$10T Addressable >$200B Cognitive Decision Support >$500B Enterprise IBM Cloud platform including: IaaS, PaaS, cloud video, object storage Over 4,000 patents in AI and cognitive computing (last 5 years) Enterprise Cloud >$800B Value-based care solutions, oncology, life sciences Transforming the ~$2T global payments market Note 4 Blockchain Financial Services IoT Healthcare Services Hybrid Software and Systems Data ( Public, Private, Partner )

Investments position us to capitalize on macroeconomic trends IBM 12 Healthcare – 1.5 billion people aged 65 or older by 2050, compared to ~500 million today Telecom and Banking – 8X increase in mobile data traffic from 2015 to 2020, mobile banking users double Industry Cognitive 34B connected devices by 2020, of which IoT accounts for 24B 44 zettabytes (44 trillion gigabytes) of data in the digital universe by 2020 Cloud >85% of enterprise I/T organizations will commit to multi-cloud architectures by 2018 >80% of consumer Internet traffic will be video by 2020 Note 3,5

Our business units are tied into these macroeconomic trends IBM 13 Cognitive Cloud Industry Cognitive Solutions Explosion of data creates a requirement for cognitive Cognitive workloads optimized for cloud delivery Flagship industries in health and financial services Global Business Services Cognitive Consulting practice Cloud Consulting and Application practice Critical infrastructure and skills supporting key industries including: Financial services Healthcare Industrial Auto Retail Travel Telco Energy Public sector Technology Services & Cloud Platforms Cognitive delivery insights and automation reduce costs Enable clients’ transformation to cloud infrastructure Systems Aligned with systems capabilities: Blockchain + z, Cognitive + Power Systems enable hybrid cloud infrastructure

Cognitive Solutions Segment IBM 14 2016 Revenue $18.2B Mid single-digit growth Pre-tax Income $6.4B Mid single-digit growth Going Forward: Solutions Software revenue +6% Strategic Imperatives +8% Cloud +54% Segment as-a-Service exit run rate $1.8B Watson API calls for conversational services increased 50-fold year to year in 2016 Watson Health managed dataset includes 100M health records, 200M claims records, 30B+ images >200 million monthly active users of The Weather Company platform Capabilities and Adoption: 2016 Performance Highlights: Solutions Software growth capitalizing on macroeconomic trends Transform industries including healthcare and financial services to capture share in growing markets Scale of the Watson on IBM Cloud platform – new clients, partners and availability to more than 1 billion people by the end of 2017 Longer-term Model 2016 Revenue Yr/Yr @CC from Continuing Ops. Note 6

Global Business Services Segment IBM 15 Going Forward: Strategic Imperatives +16%, mix of total GBS revenue >50% Cloud +66% Segment as-a-Service exit run rate $1.1B >30K consultants with industry expertise – from retail to industrial – delivering industry-specific solutions Cognitive Consulting and Cloud Consulting practices End-to-end capabilities for digital business and the interactive experience, leveraging design thinking and agile approaches Capabilities and Adoption: 2016 Performance Highlights: Industry-centric skills and specialized practices drive client value Cognitive tools to augment sales and delivery Trusted partner to transform and modernize our clients’ business processes 2016 Revenue $16.7B Pre-tax Income $1.7B Longer-term Model Low single-digit growth Mid single-digit growth 2016 Revenue Yr/Yr @CC from Continuing Ops. Note 6

Technology Services & Cloud Platforms Segment

2016 Performance Highlights:

- Infrastructure Services **+3%**
- Strategic Imperatives **+40%**
- Cloud **+50%**
- Segment as-a-Service exit run rate **$5.8B**

	2016	Longer-term Model
Revenue	**$35.3B**	Low single-digit growth
Pre-tax Income	**$4.7B**	Mid single-digit growth

Capabilities and Adoption:

- GTS backlog growth for two consecutive years
- 20K practitioners trained and using Agile/DevOps
- Over 50 cloud datacenters across 19 countries
- >1 million Bluemix users

Going Forward:

- Enable our clients' transformation to cloud
- Leverage as-a-Service offerings to grow in new markets and with new clients
- Utilize cognitive delivery insights and advanced automation to enhance delivery to our clients

16 IBM

2016 Revenue Yr/Yr @CC from Continuing Ops. Note 6,7

Systems Segment IBM 17 Going Forward: Double-digit growth in: Mainframe shipped MIPs cycle to cycle Power Linux Flash storage z Systems powers new workloads such as Blockchain Power is the platform for cognitive with its high performance in data-intensive workloads; ecosystem growth with OpenPOWER Storage value shifting to software defined storage, flash and object storage Capabilities and Adoption: 2016 Performance Highlights: Hardware revenue stable adjusting for product cycle dynamics High value systems reinvented for cognitive computing and optimized for cloud environments Leverage synergy with new technology, such as Blockchain on z and Power for cognitive 2016 Longer-term Model Revenue $7.7B Stable, high value and contributes to IBM model Pre-tax Income $0.9B Note 6

Global Financing Segment IBM 18 Changes in 2017: Client Financing – Leases and loans to IBM clients Commercial Financing – Working capital for IBM Business Partners Global Asset Recovery Services – Used equipment sales and asset disposition services Supports IBM through: Consolidation of IGF’s Financing assets into a single subsidiary (IBM Credit LLC) Public debt issuance by IBM Credit LLC (expected this year) Longer-term Model Grow asset base Maintain high return on equity Total Assets Total Debt Equity Return on Equity $36B $28B (66% of IBM) $4B 31% 2016 Performance:

IBM 19 IBM Segment Model Summary Revenue Yr/Yr Pre-tax Income Yr/Yr Cognitive Solutions Mid single-digit Mid single-digit Global Business Services Low single-digit Mid single-digit Technology Services & Cloud Platforms Low single-digit Mid single-digit Systems Stable, adjusting for product cycles High value and contributes to IBM model IBM Low single-digit Mid single-digit Note 6

Revenue Yr/Yr @CC from Continuing Ops for each year from 2013-2016 and excludes divested businesses in 2014 & 2015 Note 6 IBM 20 Revenue Dynamics As-a-Service annualized run rate ($B): Strategic Imperatives revenue and mix: Revenue growth Yr/Yr $21B, 22% $29B, 35% $25B, 27% $2.2 $5.3 $3.5 $33B, 41% $8.6 Longer-term Model On track to reach $40B by 2018 IBM: Low single-digit growth Core Content: Decline in line with market Strategic Imperatives: Double-digit growth 19% 19% 26% 14% - 2.3% - 1.5% - 1.2% - 1.6% - 7% - 7% - 11% - 10% 2013 2014 2015 2016

Pre-tax Income Contribution


Longer-term model:
Mid single-digit growth
Contribution to IBM pre-tax income growth:
IBM Model: Low single-digit revenue growth with mix shifting toward Cognitive Solutions
~5% / Year
PTI dollar growth from:
Margin
PTI dollar growth from:
Revenue
~2pts
PTI dollar growth
~1pt
PTI dollar growth
~1.5pts
PTI dollar growth
~0.5pts
PTI dollar growth
Pre-tax Income Dollars
Cognitive Solutions
All Other Segments
Technology Services & Cloud Platforms
Global Business Services

21 IBM Note 6

Note 8, 9 IBM 22 Free Cash Flow Realization Above 90% over the long term FCF Realization Adjusted* FCF Realization as Reported *Adjusted for book/cash tax differential and cash from gains 108% 103% 107% 89% 79% 98% 97% 101% 98% 97% 94% 98% 100% 103% 2010 2011 2012 2013 2014 2015 2016

Note 8, 9,10 23 Last 2 years Free Cash Flow Realization: 98% Above 90% Longer-term model: Free Cash Flow: ~$25B Steady capital investment Net Cash from Operations: ~$32B Growth in line with profit Acquisitions Uses of cash (last 2 years) 30% 22% 22% 26% Returned Reinvested Dividends CapEx Share repurchase Annual dividend increase 2-3% annual share count reduction 70-80% of free cash flow returned to shareholders Allows for return of capital: Cash Flow and Uses of Cash IBM

Low single-digit revenue growth Mid single-digit pre-tax income growth High single-digit EPS growth with return to shareholders Free cash flow realization above 90% IBM Financial Model IBM 24 Note 6, 9

Summary IBM 25 Investments position us to capitalize on macroeconomic trends Enduring, high value platforms Balanced investment and return of capital to shareholders Global Ecosystem . . . Analytics C ustomer Engagement Security Healthcare Financial Services Industry and Domain Specialization IoT Services Hybrid Software and Systems . . . Integrated Solutions Data ( Public, Private, Partner )

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Notes IBM 27 Note 1 Source: FDIC U.S. Commercial Bank Reports (online database) Note 2 Source: Adapted from Cisco report “The History and Future of Internet Traffic,” August 2015 Note 3 Source: Adapted from Business Insider report “How the ‘Internet of Things’ will impact consumers, businesses, and governments in 2016 and beyond,” Jul 2016 Note 4 Source: IBM Market Development & Insights Note 5 Source for digital data: IDC Executive Summary “Data Growth, Business Opportunities, and the IT Imperatives,” Apr 2014 Source for multi-cloud architectures: IDC FutureScape: “Worldwide Cloud 2017 Predictions,” Dec 2016 Source for internet and mobile traffic: Cisco White Paper “Cisco VNI Forecast and Methodology, 2015-2020,” Jun 2016 Source for population age: United Nations Department of Economic and Social Affairs, Population Division “World Population Prospects, the 2015 Revision” (online database) Source for mobile banking users: KPMG report “Mobile banking users will double and hit a quarter of the world’s population by 2019,” Aug 2015 Note 6 Currency rate fluctuations not factored into longer-term model revenue growth rates Note 7 GTS backlog growth at constant currency Note 8 Free cash flow realization = free cash flow/GAAP net income from continuing operations Note 9 Net cash from operations and free cash flow exclude Global Financing receivables Note 10 Net share repurchase

Forward-looking statements and Non-GAAP information Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information, as determined by generally accepted accounting principles (GAAP), these materials contain certain non-GAAP financial measures on a continuing operations basis, including revenue at constant currency, Solutions Software revenue at constant currency, Cognitive Solutions strategic imperatives revenue and cloud revenue at constant currency, GBS strategic imperatives revenue and cloud revenue at constant currency, Infrastructure Services revenue at constant currency, Technology Services & Cloud Platform strategic imperatives revenue and cloud revenue at constant currency, Core Content revenue at constant currency, revenue excluding divested businesses and free cash flow. The rationale for management’s use of this non-GAAP information is included on pages 26, 27,56 and 69 of the company's 2016 Annual Report, which is Exhibit 13 to the Form 10-K submitted with the SEC on February 28, 2017. For reconciliation of these non-GAAP financial measures to GAAP and other information, please refer to pages 36, 37, 38 and 69 of the company's 2016 Annual Report. 28 IBM

Non-GAAP Supplemental Materials

Non-GAAP Supplemental Materials Reconciliation of Revenue Growth FY 16 Yr/Yr FY 15 Yr/Yr FY 14 Yr/Yr FY 13 Yr/Yr GAAP @CC GAAP @CC @CC excl. Divested Businesses GAAP @CC @CC excl. Divested Businesses GAAP @CC Strategic Imperatives 13% 14% 17% 24% 26% 16% 18% 19% 17% 19% Total IBM (2.2%) (1.6%) (11.9%) (4.1%) (1.2%) (5.7%) (4.0%) (1.5%) (4.4%) (2.3%) Core Content (11%) (10%) (22%) (15%) (11%) (12%) (10%) (7%) (9%) (7%) The above serves to reconcile the non-GAAP financial information contained in “IBM Investor Briefing” contained in the “Financial Discussion” presentation (Revenue Dynamics). See slide 28 for additional information on the use of these Non-GAAP financial information. IBM 30

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